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Blink's Acquisition of SemaConnect

June 2022

Forward-Looking Statements

This Presentation is supplied for informational purposes only and does not constitute (1) an offer to sell, or the solicitation of an offer to buy, any securities of Blink Charging Co. (the "Company") or (2) a promise or representation that any such offer will be made to the recipient or any other party.

Forward-Looking Statements

This Presentation contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the Company's current expectations and assumptions and are subject to risks and uncertainties. Such statements include, but are not limited to, statements about (i) the Company's acquisition of SemaConnect, including its ability to integrate the acquired business and achieve expected synergies, (ii) the scope, duration and ultimate impact of the COVID-19 pandemic, (iii) delays in product development and deployment, (iv) market acceptance of the Company's EV charging products and related services, (v) technological change in the EV charging equipment industry, (vi) international expansion, (vii) competition in EV markets generally in the United States and abroad, (viii) results and costs associated with governmental investigations and litigation, (ix) intellectual property issues, and (x) other aspects of the Company's business identified in this Presentation, as well as in the Company's periodic reports that it files from time to time with the SEC. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "tends," "believe," "estimate," "predict," "potential," "project" or "continue" or the negative of those terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those expressed or implied by these forward-looking statements because of market conditions in the Company's industry or other factors that are in some cases beyond the Company's control. All of the forward-looking statements are subject to risks and uncertainties. Various factors, including but not limited to the risks described from time to time in the Company's periodic reports with the SEC, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," could cause actual results to differ from those implied by the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. All information is current as of the date this Presentation is issued, and except as required by law, the Company does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to these statements to reflect future events or developments.

Non-GAAP Disclosure

The information provided this Presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP Adjusted EBITDA financial measure used by the Company is intended to provide an enhanced understanding of our underlying operational measures to manage the Company's business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from this non-GAAP financial measure to provide additional comparability measures from period to period. This non-GAAP financial measure will not be defined in the same manner by all companies and may not be comparable to other companies. This non-GAAP financial measure is reconciled in the accompanying tables to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, such comparable financial measures.

Today's Presenters



Michael Farkas
Founder, Chairman & CEO

- Founded Blink in 2009 as Car Charging Group
- Established a successful track record as a principal investor across a variety of industries
- Also, Chairman and CEO of the investment firm, Farkas Group



Brendan Jones
President & COO

- Joined Blink in 2020
- Previously served as Chief Operating Officer of Electrify America
- 30+ years of experience in the automotive and EV charging industry



Michael Rama
CFO

- Joined Blink in 2020
- Previously served as Vice President and Chief Financial Officer of NV5 Global
- 30+ years of experience in construction, development, and real estate management

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Blink's Vision is to Create the Leading Global Electric Vehicle Charging Ecosystem Capitalizing on the High Growth Market Opportunity

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$21mm
2021A Blink Revenue (Acquisitions Excluded)

$40mm
2021A Revenue[1] (PF for Acquisitions)

~9,500
Site Host Locations

420
Combined Employees[2]

48,000+
Cumulative Combined Chargers Deployed

~32,000
Combined Active Chargers

423,000+
Combined Registered Members

Source: Company information.
1. Pro forma for acquisition of SemaConnect and EB, and assumes full year revenues for Blue Corner acquisition.
2. Combined employees is the sum of current SemaConnect, EB and Blink employees.

SemaConnect Transaction Overview

Purchase Consideration

- Purchase price consideration of $200 million, subject to certain customary adjustments for working capital
- Upfront Cash Consideration of $40 million
- Deferred Cash Consideration $40 million
  - Interest 7% per annum
  - Mandatory payment in full upon earlier of:
    - 36 Months after closing
    - Any date 9 months after closing in which Blink raises at least $125 million of debt or equity financing in a transaction or series of related transactions
- $120 million of Blink common stock issued to SemaConnect shareholders representing an estimated 7.5mm shares
  - Implied PF SemaConnect current shareholder ownership of ~17%(1)

Closing & Lockup

- Closing in June
- Three month lock-up post-close
- Limited to sale of 20% of shares per month after the third month and until the eighth month post-close with no carryover and 5% ADTV limit

Note: Market data as of 5/31/2022.
1. Based on shares outstanding of approximately ~42.7mm.

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Strong Position Within the U.S.


WA
MT
ND
MN
OR
ID
WY
SD
WI
ME
VT
NH
MA
NY
CT
RI
MI
IA
NE
NV
UT
CO
PA
OH
IL
IN
NJ
DE
MD
WV
KS
MO
KY
VA
CA
OK
AR
TN
NC
SC
AZ
NM
MS
AL
GA
TX
LA
FL

SemaConnect at a Glance

$12mm
2021A Revenue

1,800
Marquee Customers

185
Employees

15,000+
Chargers Deployed

12,840
Active Chargers

151,000
Registered SemaConnect Members

Source: Company information.

SemaConnect: Optimized Design and Manufacturing Capabilities

Bangalore, India
Development Center



Bangalore, India
Manufacturing



Maryland, U.S.
Final Assembly & Testing



Maryland, U.S.
Warehouse



Acquisition of Sema immediately qualifies Blink for Buy America

Vertically Integrated Design and Manufacturing Capabilities

Manufacturing Capacity

Future Expansion
50,000
Units per year

Today
10,000
units
per year

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SemaConnect's Extensive Product Suite

Tailored Offerings for Diverse Charging Use Cases

Level 2 Residential	DC Fast Charging	Level 2 Commercial Charging			
Smart Home	Fleet/ Retail/ Public	Commercial	Multi-family	Fleet	Retail Public


SemaConnect

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SemaConnect Investment Highlights

Proven Technology	✓ Comprehensive smart hardware and software solutions ✓ Large portfolio of intellectual property with successful defense of patents ✓ Particularly well regarded retail and residential offering
Vertically Integrated	✓ End-to-end solution provider - complete in-house design, certifications and manufacturing ✓ Buy America compliant manufacturing facility in Maryland and state-of-the-art manufacturing facility in India ✓ Significant expertise with 48 engineers
Robust Customer and User Base	✓ 1,800+ marquee accounts across key end markets ✓ Managed over five million charging sessions to date and counting
Project Management	✓ Completed most demanding multi-family and workplace program in industry governed by CARB and EPA
Partnerships	✓ Strong partnerships with leading commercial real estate firms, network providers, fleet management companies, and owner/operator customers
Attractive Financial Profile	✓ Best-in-class margins ✓ Recurring sales and cash flow model ✓ Multiple revenue stacking opportunities



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Source: Company information.

Complementary Manufacturing and Engineering Capabilities...

Creates Unmatched Speed, Cost, and Flexibility

Vertical Integration

- End-to-end in-house design and manufacturing
- Comprehensive innovative product suite from chargers to networks to fleet management
- Significant product cost reductions with industry-leading margins

Manufacturing Capacity

- Cost-effective, manufacturing capabilities
- In-house, state-of-the-art manufacturing capacity
- Supply chain predictability
- Tight quality controls and IP ownership
- Buy America qualification

In-House Design

- Increased engineering expertise
- Product standardization and unification
- Add 8 patents for a robust patent profile
- Combined R&D for economies of scope


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Clear Path to Achieve Revenue Synergies…

Selling Blink Hardware to SemaConnect Customers

Transition SemaConnect customers to new Blink L2 hardware and accessories upgrade

Incremental revenue for each Blink charger upgraded at SemaConnect site

Increase Chargers at High Utilization SemaConnect Sites

Optimize footprint with additional chargers at high utilization sites

Increased hardware revenue for each incremental charger sold

Convert Host-Owned Sites to Hybrid Model

Increase business model options for SemaConnect Customers

~10 – 15x

Incremental LTV per charger converted to Blink hybrid model

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…with Further Upside from Cost Synergies

Manufacturing & Procurement Cost

Reduction in Blink L2 hardware COGS by leveraging SemaConnect's low-cost manufacturing capabilities

Targeted cost reduction of over ~30% savings per unit

G&A Efficiencies

Scalability across combined organizations

Enhanced talent base

Optimize Sales & Customer Service Functions

Reduction in customer service expenses

Up to 6%

Cost optimization across combined teams

Blink's New Global Framework
A Game Changer in the EV Charging Industry



GLOBAL MANUFACTURING
United States
India
Taiwan

GLOBAL NETWORK
6 Languages
19 Currencies
21 Countries

GLOBAL PORTFOLIO
Common Design
Blink Branded
Flexible & Locally Adoptable

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Blink is Creating a Green Ecosystem Centered Around Charging

	HQ	Vertical Integration		Business Models				
		In-House Hardware Design	Manufacture Hardware	Network	Own & Operate	Manage Infrastructure[1]	Charging Services[2]	Fully Integrated Fleet Solutions
blink 2022	🇺🇸	✓	✓	✓	✓	✓	✓	✓
chargepoin+	🇺🇸	✓		✓		✓	✓	✓
VOLTA	🇺🇸	✓			✓	✓	✓	
EVgo	🇺🇸				✓	✓	✓	✓
Allego	🇳🇱			✓	✓	✓	✓	
wallbox	🇪🇸		✓	✓				
TRITIUM	🇦🇺	✓	✓	✓				
FASTNED	🇳🇱				✓	✓	✓	

Source: Public filings, company information and company management, MyEV.

1. *Company offers charger maintenance services.*
2. *Company provides charging services but does not own physical charger.*

Combination Creates A Powerhouse for EV Charging

1. Vertically Integrated In-House Manufacturing with Increased Capacity and Instantly Buy America Compliant
2. Highly Experienced and Committed Management Team
3. Fast-Growing TAM for EV Charging Infrastructure with Significant Tailwinds from an Increased ESG Focus
4. Flexible Business Model Tailored to Each Owner with Long-Term Site Exclusivity
5. Global Footprint and Increasing International Presence
6. Strategic Partnerships with Substantial Near-Term Pipeline
7. Full Package of EV Charging Solutions Underlies Winning Commercial Strategy

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SemaConnect


BLNK 09

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Q&A